Reinsurance (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Premiums
Direct		$ 1,056	$ 962	$ 1,011
Assumed from other companies		83
Ceded to other companies	[1]	(444)	(329)	(369)
Net premiums earned		695	633	642
Life, accident and health insurance in force
Direct		303,578	291,984	275,404
Assumed from other companies		2	2	2
Ceded to other companies		(64,852)	(62,714)	(61,674)
Net Life, accident and health insurance in force		$ 238,728	$ 229,272	$ 213,732

[1]	Amount includes revenues ceded to NMIC of $257 million, $158 million and $209 million for the years ended December 31, 2018, 2017 and 2016, respectively, under a modified coinsurance agreement whereby all of the Company's accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC.